CONSENT OF Ernst & Young LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" in the Class A, B, and C Prospectuses of Pioneer Growth Leaders Fund (formerly Pioneer Papp Stock Fund), Pioneer Strategic Growth Fund (formerly Pioneer Papp Strategic Growth Fund), Pioneer Small and Mid Cap Growth Fund (formerly Pioneer Papp Small and Mid Cap Growth Fund), Pioneer AmPac Growth Fund (formerly Pioneer Papp America-Pacific Rim Fund), Pioneer Growth Opportunities Fund, Pioneer Municipal Bond Fund, Pioneer California Tax Free Income Fund, and Pioneer Tax Free Money Market; the Class R Prospectuses of Pioneer Growth Leaders Fund, Pioneer Strategic Growth Fund, Pioneer Small and Mid Cap Growth Fund, and Pioneer AmPac Growth Fund; the Class Y Prospectuses of Pioneer Small and Mid Cap Growth Fund and Pioneer AmPac Growth Fund; the Investor Class Prospectuses of Pioneer Growth Opportunities Fund, Pioneer Municipal Bond Fund, Pioneer California Tax Free Income Fund, and Pioneer Tax Free Money Market Fund; and "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Growth Leaders Fund, Pioneer Strategic Growth Fund, Pioneer Small and Mid Cap Growth Fund, Pioneer AmPac Growth Fund, Pioneer Growth Opportunities Fund, Pioneer Municipal Band Fund, Pioneer California Tax Free Income Fund, and Pioneer Tax Free Money Market Fund Statements of Additional Information and to the incorporation by reference in Post-Effective Amendment No. 9 to the Registration Statement (Form N-1A 1933 Act File No. 333-110037 of our reports, dated February 18, 2005, with respect to the financial statements and financial highlights of the Funds of Pioneer Series Trust II included in their December 31, 2004 Annual Reports to the Shareowners.

                                                /s/ ERNST & YOUNG LLP



Boston, Massachusetts
April 15, 2005